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                                                                   EXHIBIT 23.1



                CONSENT OF JEFFER, MANGELS, BUTLER & MARMARO LLP



We consent to the reference to our firm under the caption "Legal Opinion" and to the inclusion of our opinion as an Exhibit to Amendment No. 2 of the Form SB-2 Registration Statement of FutureLink Distribution Corp. as filed with the Securities and Exchange Commission on November 24, 1998.



                                    /s/ JEFFER, MANGELS, BUTLER & MARMARO LLP